                                           AMENDMENT NO. 1 TO
                                                CODESHARE AGREEMENT

         This Amendment No. 1 (the Amendment) is made and entered into as of February 12, 2002
(the Effective Date), by and between Frontier Airlines, Inc. (Frontier), a corporation organized under the laws of Colorado, and Mesa Airlines, Inc. (Mesa), a corporation organized under the laws of Nevada.

RECITALS:

A.       Mesa and Frontier have entered into a Codeshare Agreement, dated as of September 4, 2001
                  (the Codeshare Agreement).  All capitalized terms used in this Amendment, but not defined herein, shall have the meaning given to such terms in the Codeshare Agreement.

B.       Frontier has also entered into a codeshare agreement with Great Lakes Airlines.

NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mesa and Frontier agree to amend the Codeshare Agreement as follows:

1.       Add the following new Section 6.8.1:   In consideration for the reservation services, CRS fees,
                  credit card charge commissions, and certain ticketing services provided by Frontier under the
                  Codeshare Agreement, Mesa agrees to pay to Frontier a * per passenger fee for passengers flying solely on connecting routes that involve flight segments operated by both Mesa and Great Lakes under the F9 code; i.e., connecting routes that do not involve any Frontier-operated segments.
                  This fee shall not be in addition to the fee set forth in Section 6.8 of the Codeshare
                  Agreement.

2.       This Amendment shall be in full force and effect during the entire term of the Codeshare Agreement.

                                                              MESA AIRLINES, INC.

                                                              By: ______________________________
                                                              Name: ____________________________
                                                              Title: _____________________________

                                                              FRONTIER AIRLINES, INC.

                                                              By: ______________________________
                                                              Name: ____________________________
                                                              Title: _____________________________